UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    March 1, 2007

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33253	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 1, Ladson, SC	29456
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (843) 740-7015

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02                           NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On March 1, 2007, Force Protection, Inc.’s (the “Company”) management and its audit committee concluded that certain of the Company’s previously issued financial statements will be restated.  As a result of the restatement, the financial statements and independent auditor’s report included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and the financial statements included in the Company’s corresponding Quarterly Reports on Form 10-Q for that year should no longer be relied upon.

The Company believes the areas requiring restatement relate to its accounting for preferred stock and warrants issued to investors.  The Company has reviewed applicable Financial Accounting Standards Board Statements and Emerging Issue Task Force Statements (EITFs) including EITF 00-19, Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stocks.  As a result, the Company believes that the accounting method it applied to the warrants of its Series D Preferred Stock equity issuance did not include a complete analysis of the mandatory redeemable feature as required.

The Company believes that it will need to restate its financial results for the year ended December 31, 2005 to reflect a realized gain on derivative instruments in the range of $2 to $4 million due to changes in the “fair value” of the warrants, however, this adjustment is still an estimate and it may be higher or lower once the Company completes the final accounting and independent audit of its conclusions.  The Company believes that the restatement will not materially impact its 2006 financial results. The Company’s management and audit committee have discussed the subject matter giving rise to this conclusion with Jaspers + Hall, PC, its independent accounting firm for the fiscal year end December 31, 2005.

Investors should not rely upon the Company’s financial statements for the year ended December 31, 2005 without taking into account the anticipated adjustments described in the Press Release dated March 6, 2007.  That portion of the Press Release, filed as Exhibit 99.1, is incorporated herein by reference.

This report contains forward-looking statements that involve risks and uncertainties.  The Company  generally  uses  words  such  as  “believe,”  “may,” “could,” “will,”  “intend,”  “expect,”  “anticipate,”  “plan,” and similar expressions to identify  forward-looking  statements.  You should not place undue reliance on these forward-looking statements.  The Company’s actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in the Company’s Form 10-K and other reports filed with the Securities and Exchange Commission.  Although management believes  the  expectations  reflected  in the  forward-looking  statements are reasonable,  they  relate only to events as of the date on which the statements are  made,  and  the Company’s  future results,  levels of activity, performance or achievements may not meet these expectations.  The Company does not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in the Company’s expectations, except as required by law.

ITEM 9.01                           FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release, dated March 6, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date	March 6, 2007

/s/ Gordon McGilton
(Signature)

Name: Gordon McGilton
Title: Chief Executive Officer